Exhibit 99.7

           (Text of graph posted to Ashland Inc.'s website concerning
                         Valvoline's premium oil sales)


               Premium Lubricants % Of Branded Volume (%)

                    2000        2001        2002         2003
                    ----        ----        ----         ----
January              8.5        10.9        13.0         16.8
February             8.7        11.0        13.4         17.2
March                8.9        11.0        13.9         17.4
April                9.2        10.9        14.5         17.4
May                  9.4        11.2        14.7
June                 9.6        11.4        15.0
July                10.0        11.5        15.3
August              10.3        11.6        15.6
September           10.7        11.7        16.1
October             10.6        12.1        16.3
November            10.8        12.4        16.4
December            10.8        12.6        16.6